UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): January 13, 2005



                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                      000-50052                 06-1393745
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(State or Other Jurisdiction        (IRS Employer            (Commission File
    of Incorporation)             Identification No.)             Number)




1751 Lake Cook Road, 6th Floor; Deerfield, Illinois               60015
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code: (847) 444-3200



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          (Former Name or Former Address, if Changed Since Last Report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

      On January 13, 2005, Cosi, Inc. (the "Company") issued a press release reporting 2004 fourth quarter and full year sales, and announcing additional franchise commitments. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01 (c).  Exhibits.

      99.1 Press Release of Cosi, Inc., dated January 13, 2005.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Cosi, Inc.

Date: January 13, 2005

                                      /s/ Kevin Armstrong
                                   ---------------------------------------------
                                   Name:  Kevin Armstrong
                                   Title: Chief Executive Officer and
                                          President

                                  EXHIBIT INDEX



                                                                  Paper (P) or
Exhibit No.                     Description                       Electronic (E)
-----------   ----------------------------------------------      --------------

   99.1       Press Release of Cosi, Inc., dated January 13,          E
              2005.